                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               AMPCO Pittsburgh
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  No fee required.

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

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     was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                          [LOGO OF AMPCO PITTSBURGH]


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, APRIL 24, 1997

To the Shareholders of
 Ampco-Pittsburgh Corporation

  Notice is hereby given that the Annual Meeting of the Shareholders of Ampco-Pittsburgh Corporation will be held in The Conference Room, 33rd Floor, USX Tower, Pittsburgh, Pennsylvania, on Thursday, April 24, 1997 at 10:00 a.m., for the following purposes:

  1. To elect a class of two Directors for a term that expires in 2000.

  2. To act upon a proposal to approve the adoption of the Ampco-Pittsburgh Corporation 1997 Stock Option Plan.

  3. To transact such other business as may properly come before the meeting and any adjournment thereof.

  Shareholders of record on March 6, 1997 are entitled to notice of and to vote at the meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                      Rose Hoover, Secretary

Pittsburgh, Pennsylvania
March 14, 1997

  ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. YOUR VOTE IS IMPORTANT AND, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, IT IS REQUESTED THAT YOU PROMPTLY FILL IN, SIGN, AND RETURN THE ENCLOSED PROXY CARD.

                          [LOGO OF AMPCO PITTSBURGH]


                                PROXY STATEMENT
                                MARCH 14, 1997
                 ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 1997

                            SOLICITATION OF PROXIES

  This Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders of AMPCO-PITTSBURGH CORPORATION (the "Corporation") to be held on April 24, 1997. The first mailing of the proxy material to the shareholders is expected to be made on March 14, 1997.

  The accompanying proxy is solicited on behalf of the Board of Directors of the Corporation. In addition to the solicitation of proxies by use of the mails, proxies may be solicited by Directors and employees, in person or by telephone, and brokers and nominees may be requested to send proxy material to and obtain proxies from their principals. The Corporation will pay the costs incurred for those solicitations of proxies and will pay Kissel-Blake Inc., 110 Wall Street, New York, New York, a fee of $6,000, plus reimbursement of reasonable out-of-pocket expenses, for aid in the solicitation of proxies.

  Any shareholder has the power to revoke the proxy at any time prior to the voting thereof. Revocation of the proxy will not be effective until notice thereof has been given to the Secretary of the Corporation or until a duly executed proxy bearing a later date is presented.

                       VOTING SECURITIES AND RECORD DATE

  Only holders of record of Common Stock of the Corporation at the close of business on March 6, 1997, will be entitled to vote at the meeting. On that date, there were 9,577,621 shares of Common Stock outstanding. The holders of those shares are entitled to one vote per share. In the election of Directors, the shares may be voted cumulatively. Cumulative voting means that the number of shares owned by each shareholder may be multiplied by the number of Directors to be elected and that total voted for the nominees in any proportion. Shares that are not voted cumulatively are voted on a one vote per share basis for each nominee, except for those nominees, if any, for whom the shareholder is withholding authority to vote.

                                 REQUIRED VOTE

  Under Pennsylvania law and the Corporation's by-laws, the presence of a quorum is required to transact business at the 1997 Annual Meeting of Shareholders. A quorum is defined as the presence, either in person or by proxy, of a majority of the votes that all shareholders are entitled to cast at the meeting. Abstentions, votes withheld from director nominees, and broker-dealer non-votes will be counted for purposes of determining a quorum.

  Assuming the presence of a quorum, (i) the two nominees for director receiving the highest number of votes will be elected directors and (ii) the affirmative vote of a majority of the common shares casting a vote, either in person or by proxy, is required to approve the Ampco-Pittsburgh Corporation 1997 Stock Option Plan ("Stock Option Plan"), provided that at least 50% of the shares entitled to vote on the Stock Option Plan proposal cast votes on such proposal. For purposes of the Stock Option Plan proposal, abstentions are not considered as votes cast under Pennsylvania law.

                             ELECTION OF DIRECTORS

  A class of two Directors will be elected for a term of three years to fill the class of Directors whose term expires in 1997. Both nominees for election to the Board of Directors are currently Directors and were originally elected by the shareholders. Both of the nominees were nominated by the Board of Directors at its February 20, 1997 meeting and are willing to serve as Directors if elected. If at the time of the Annual Meeting either nominee should be unable or unwilling to stand for election, the proxies will be voted for the election of such person, if any, as may be selected by the Board of Directors to replace him.

  The Board of Directors has no nominating committee. Under the Corporation's By-laws, a shareholder may make nominations for Directors, but only in the period that is not less than sixty (60) or more than ninety (90) days in advance of the anniversary date of the previous year's annual meeting.

  Proxies in the enclosed form will be voted, unless otherwise directed, for the following nominees, each of whom was most recently elected by the shareholders in 1994:

NOMINEES FOR DIRECTORS FOR A TERM OF OFFICE EXPIRING IN 2000:

William D. Eberle (age 73, Director since 1982). He is a private investor and consultant and is Chairman of Manchester Associates, Ltd. He is also a director of Mitchell Energy & Development Co., America Service Group, Fibreboard Corporation, Barry's Jewelers, Inc., Mid-States PLC, Showscan Entertainment, Inc. and Sirrom Capital Corporation.

Robert A. Paul (age 59, Director since 1970). He has been President and Chief Executive Officer of the Corporation since September 20, 1994. For more than five years before 1994, he was President and Chief Operating Officer of the Corporation. He is also an officer and director of The Louis Berkman Company and a director of National City Corporation.

DIRECTORS WHOSE TERM OF OFFICE EXPIRES IN 1998:

Alvin G. Keller (age 87, Director since 1961). He is a private investor who, prior to his retirement, served as a Vice President of Mellon Bank, N.A.

Ernest G. Siddons (age 63, Director since 1981). He has been Executive Vice President and Chief Operating Officer of the Corporation since September 20, 1994. For more than five years before 1994, he was Senior Vice President Finance and Treasurer of the Corporation. Since September, 1996, he has been President of Union Electric Steel Corporation, a subsidiary of the Corporation.

DIRECTORS WHOSE TERM OF OFFICE EXPIRES IN 1999:

Louis Berkman (age 88, Director since 1960). He has been Chairman of the Board of the Corporation since September 20, 1994. He is also Chairman of the Executive Committee of the Corporation and has been for more than five years. He is also President and a director of The Louis Berkman Company (steel products, fabricated metal products, building and industrial supplies).

Carl H. Pforzheimer, III (age 60, Director since 1982). For more than five years he has been Managing Partner of Carl H. Pforzheimer & Co. (member of the New York and American Stock Exchanges).

Leonard M. Carroll (age 54, Director since 1996). He has been Managing Director of Seneca Capital Management, Inc. (a private investment company) since June, 1996. For more than five years before 1996, he was President and Chief Operating Officer of Integra Financial Corporation (a bank holding company). He is also a director of Quaker State Corporation.

  The Board of Directors held five meetings in 1996. The Executive Committee of the Board of Directors held two meetings in 1996 and took action twice by written consent. The Executive Committee is comprised of four Directors: Louis Berkman, Robert A. Paul, Ernest G. Siddons and Alvin G. Keller. The Salary Committee is comprised of William D. Eberle, Chairman, Louis Berkman and Alvin
G. Keller. The 1996 Salary Committee meeting was held in January, 1997. In 1996 all of the Directors attended more than 75% of the applicable meetings. In 1996, each Director who was not employed by the Corporation received $2,000 for each Board meeting attended and $500 for each Committee meeting attended. Directors received one-half of those amounts if not in attendance or if participation was by telephonic connection.

  Louis Berkman is the father-in-law of Robert A. Paul. There are no other family relationships among the Directors and Officers.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT INCLUDING
                                   NOMINEES

  As of March 6, 1997, Louis Berkman owned directly 213,888 shares (2.23%) of the Common Stock of the Corporation. As of the same date, The Louis Berkman Company, P.O. Box 576, Steubenville, Ohio, 43952, owned beneficially and of record 2,126,089 shares (22.2%) of the Common Stock of the Corporation. Louis Berkman, an officer and director of The Louis Berkman Company, owns directly 62.90% of its common stock. Robert A. Paul, an officer and director of The Louis Berkman Company, disclaims beneficial ownership of the 18.93% of its common stock owned by his wife. Louis Berkman and Robert A. Paul are trustees of The Louis and Sandra Berkman Foundation and disclaim beneficial ownership of the 1,266 shares of the Corporation's Common Stock held by such Foundation.

  The Corporation has received three Schedules 13G filed with the Securities and Exchange Commission disclosing that as of December 31, 1996 Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401 owned 603,700 shares or 6.3% (all of which shares are held in portfolios of various investment vehicles for qualified employee benefit plans of which Dimensional Fund Advisors serves as investment manager); that Long Term Investment Trust (F.K.A. AT&T Master Pension Trust), through The Northern Trust Company, as Trustee of the Long Term Investment Trust, 50 S. LaSalle Street, Chicago, IL 60675, owned 667,400 shares or 6.97%; and that Norwest Corporation, Sixth & Marquette, Minneapolis, MN 55479 (in various fiduciary and agency capacities and including the Long Term Investment Trust shares described above) owned 1,083,716 shares or 11.3%. On November 11, 1996, Gabelli Funds, Inc. and affiliates, Corporate Center, Rye, NY 10580, filed an amendment to its Schedule 13D showing they owned 1,799,700 shares or 18.79%.

  The following table sets forth as of March 6, 1997 information concerning the beneficial ownership of the Corporation's Common Stock by the Directors and Named Executive Officers and all Directors and Executive Officers of the Corporation as a group:

           NAME OF                       AMOUNT AND NATURE OF                PERCENT
         BENEFICIAL OWNER                BENEFICIAL OWNERSHIP                OF CLASS
         ----------------                --------------------                --------
Louis Berkman                                 2,341,243(1)(2)                  24.4
Robert A. Paul (N)                               57,922(2)(3)                    .6
Alvin G. Keller                                   9,753(4)                       .1
Carl H. Pforzheimer, III                          2,733(5)                        *
Ernest G. Siddons                                 1,833(6)                        *
Leonard M. Carroll                                1,000                           *
William D. Eberle (N)                               200                           *
Robert F. Schultz                                   200(6)                        *
Directors and Executive Officers
 as a group (10 persons)                      2,413,618(7)                     25.2

--------
(N) Nominee for Director
* less than .1%

(1) Includes 213,888 shares owned directly, 2,126,089 shares owned by The Louis Berkman Company and 1,266 shares held by The Louis and Sandra Berkman Foundation, of which Louis Berkman and Robert A. Paul are Trustees, in which shares Mr. Berkman disclaims beneficial ownership.

(2) The Louis Berkman Company owns beneficially and of record 2,126,089 shares of the Corporation's Common Stock (22.2%). Louis Berkman is an officer and director of The Louis Berkman Company and owns directly 62.90% of its common shares. Robert A. Paul, an officer and director of The Louis Berkman Company, disclaims beneficial ownership of the 18.93% of its common stock owned by his wife. The number of shares shown in the table for Robert A. Paul does not include any shares held by The Louis Berkman Company.

(3) Includes 42,889 shares owned directly and the following shares in which he disclaims beneficial ownership: 13,767 shares owned by his wife and 1,266 shares held by The Louis and Sandra Berkman Foundation, of which Robert A. Paul and Louis Berkman are Trustees.

(4) Includes 5,333 shares owned directly, 3,000 shares owned jointly with his wife, and 1,420 shares owned by his wife, in which shares he disclaims beneficial ownership.

(5) Includes 1,000 shares owned directly, 1,600 shares held by a trust of which he is a trustee and principal beneficiary, and 133 shares held by his daughter, in which shares he disclaims beneficial ownership.

(6) The shares are owned jointly with his wife.

(7) Excludes double counting of shares deemed to be beneficially owned by more than one Director.

Unless otherwise indicated the individuals named have sole investment and voting power.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Leonard M. Carroll was elected as a director by the Board of Directors in July, 1996. His initial filing on Form 3 under Section 16 of the Securities Exchange Act, which was filed in August, 1996, was not filed on a timely basis. At that time, Mr. Carroll owned no shares of the Corporation's Common Stock. He subsequently acquired 1000 shares and filed a timely Form 4.

                             EXECUTIVE COMPENSATION

  The following table sets forth certain information as to the total remuneration received for the past three years by the four most highly compensated executive officers of the Corporation, including the Chief Executive Officer (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION
------------------------------------------------------------------------------
            (A)               (B)       (C)          (D)            (I)
                                                                 ALL OTHER
 NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)
 ---------------------------  ----   ----------   ---------   ----------------
Louis Berkman                 1996    290,000      67,000
 Chairman of the Board and    1995    250,000      42,500
 Executive Committee          1994    118,750      15,000

Robert A. Paul                1996    290,000      67,000
 President and Chief          1995    250,000      42,500
 Executive Officer            1994    236,500      15,000

Ernest G. Siddons             1996    260,000      60,000          5,520(1)
 Executive Vice President     1995    225,000      38,250          5,064(1)
 and Chief Operating          1994    216,750      13,500          4,359(1)
 Officer

Robert F. Schultz             1996    130,875      16,500
 Vice President               1995    127,500      12,500
 Industrial Relations         1994    122,500       7,500
 and Senior Counsel

--------
(1) Value of the term portion of a split dollar life insurance policy. The Corporation remains entitled to the cash surrender value of such policy.

  The Corporation has a tax qualified retirement plan (the "Plan") applicable to the Executive Officers, to which the Corporation makes annual contributions, as required, in amounts determined by the Plan's actuaries. The Plan does not have an offset for Social Security and is fully paid for by the Corporation. Under the Plan, employees become fully vested after five years of participation and normal retirement age under the Plan is age 65 but actuarially reduced benefits may be available as early as age 55. The benefit formula is 1.1% of the highest consecutive five year average earnings in the final ten years, times years of service. Federal law requires that any active employee start receiving a pension no later than April 1 following the calendar year in which the age 70 1/2 is reached. Louis Berkman is currently receiving $3,754 a month pursuant to the Plan. As an active employee, Mr. Berkman continues to receive credit for additional service rendered after age 70 1/2.

  The Corporation adopted a Supplemental Executive Retirement Plan (SERP) in 1988, amended and restated in 1996, for all officers listed in the compensation table, except Louis Berkman, and a certain key employee, covering retirement after completion of ten years of service and attainment of age 55. The combined retirement benefit at age 65 provided by the Plan and the SERP is 50% of the highest consecutive five year average earnings in the final ten years of service. The participants are eligible for reduced benefits for early retirement at age 55. A benefit equal to 50% of the benefit otherwise payable at age 65 is paid to the surviving spouse of any participant, who has had at least five years of service, commencing on the later of the month following the participant's death or the month the participant would have reached age
55. In addition, there is an offset for pensions from other companies. Certain provisions, applicable if there is a change of control, are discussed below under Termination of Employment and Change of Control Arrangement.

  The following shows the estimated annual pension under the Plan and SERP that would be payable, without offset, to the individuals named in the compensation table assuming continued employment to retirement at age 65, but no change in the level of compensation shown in such table:

       Louis Berkman                                                     (1)
       Robert A. Paul                                                 $178,500
       Ernest G. Siddons                                              $154,325
       Robert F. Schultz                                               $73,688

--------
(1) Mr. Berkman is currently receiving a pension pursuant to the Plan as described above.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

  The Chairman, President, and Executive Vice President have two year contracts (which automatically renew for one year periods unless the Corporation chooses not to extend) providing for compensation equal to five times their annual compensation (with a provision to gross up to cover the cost of any federal excise tax on the benefits) in the event their employment is terminated (including a voluntary departure for good cause) and the right to equivalent office space and secretarial help for a period of one year after a change in control. In addition, the remaining officer named in the compensation table and a certain key employee have two year contracts providing for three times their annual compensation in the event their employment is terminated after a change in control (including a voluntary departure for good cause). Both types of contracts provide for the continuation of employee benefits, for three years for the three senior executives and two years for the others, and the right to purchase the leased car used by the covered individual at the Corporation's then book value. The same provisions concerning change in control that apply to the contracts apply to the SERP and vest the right to that pension arrangement. A change of control triggers the right to a lump sum payment equal to the present value of the vested benefit under the SERP.

SALARY COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
DECISIONS

  A Salary Committee is appointed each year by the Board of Directors. Committee members abstain from voting on matters which involve their own compensation arrangements. The Salary Committee for the year 1996 was comprised of three Directors: William D. Eberle, Chairman, Louis Berkman and Alvin G. Keller.

  Louis Berkman is Chairman of the Board of Directors and Chairman of the Executive Committee. He is also the President and a director of The Louis Berkman Company. The Corporation's President and Chief Executive Officer, Robert A. Paul, is also an officer and director of The Louis Berkman Company.

  The Louis Berkman Company and William D. Eberle had certain transactions with the Corporation, which are more fully described under "Certain Relationships and Related Transactions."

SALARY COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Salary Committee approves salaries for executive officers within a range from $150,000 up to $200,000 and increases in the salary of any executive officers which would result in such officer earning a salary within such range. Salaries of $200,000 per year and above must be approved by the Board of Directors after a recommendation by the Salary Committee. Salaries for executive officers below the level of $150,000 are set by the Chairman, President and Executive Vice President of the Corporation.

  The compensation of the Chief Executive Officer of the Corporation, as well as the other applicable executive officers, is based on an analysis conducted by the Salary Committee. The Committee does not specifically link remuneration solely to quantitative measures of performance because of the cyclical nature of the industries and markets served by the Corporation. In setting compensation, the Committee also considers various qualitative factors, including competitive compensation arrangements of other companies within relevant industries, individual contributions, leadership ability and an executive officer's overall performance. In this way, it is believed that the Corporation will attract and retain quality management, thereby benefiting the long-term interest of shareholders.

  In December 1995, the Salary Committee reviewed and approved salary increases and an incentive program for 1996 covering Louis Berkman, Robert A. Paul and Ernest G. Siddons ("participants"). Incentive payments were to be determined by formula, based exclusively on the Corporation's 1996 income from operations performance as compared to the Corporation's business plan. These payments were to be limited to 30% of base salary of participants. In 1996 the Corporation exceeded the business plan and as a result the participants earned incentives of $67,000, $67,000 and $60,000, respectively.

  This report of the Salary Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this report and the information contained herein by reference, and shall not otherwise be deemed filed under such Acts.

                         Louis Berkman
                         William D. Eberle
                         Alvin G. Keller

                     Comparative Five-Year Total Returns*
       Ampco-Pittsburgh Corporation, Standard & Poors 500 and Value Line
                           Metals/Steel/Intg. Index
                    (Performance results through 12/31/96)


                             [GRAPH APPEARS HERE]
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
      AMONG AMPCO-PITTSBURGH, S&P 500 INDEX AND METALS/STEEL/INTG. INDEX

 Measurement period                            S&P 500      Metals/Steel/Intg.
(Fiscal year covered)     AMPCO-Pittsburgh      Index              Index
---------------------     ----------------     -------      ------------------
Measurement PT-12/31/91         $100             $100              $100

FYE 12/31/92                     121.12           107.79            116.84

FYE 12/31/93                      98.10           118.66            159.64

FYE 12/31/94                     137.69           120.56            142.72

FYE 12/31/95                     151.51           165.78            115.70

FYE 12/31/96                     171.40           204.32            102.55


Assumes $100 invested at the close of trading on the last trading day preceding January 1 of the fifth preceding fiscal year in AP common stock, S&P 500, and Peer Group.
*Cumulative total return assumes reinvestment of dividends.

  In the above graph, the Corporation has used Value Line's Metals: Steel, Integrated Industry for its peer comparison. The diversity of products produced by subsidiaries of the Corporation made it difficult to match to any one product-based peer group. The Steel Industry was chosen because it is impacted by some of the same end markets that the Corporation ultimately serves, such as the automotive, appliance and construction industries.

  Historical stock price performance shown on the above graph is not necessarily indicative of future price performance.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In 1996 the Corporation bought industrial supplies from The Louis Berkman Company in transactions in the ordinary course of business amounting to approximately $1,440,915. Additionally, The Louis Berkman Company paid the Corporation $155,000 for certain administrative services. Louis Berkman and Robert A. Paul are officers and directors, and Louis Berkman is a shareholder, in that company. These transactions and services were at prices generally available from outside sources. Transactions between the parties will take place in 1997.

  In 1989, certain subsidiaries of the Corporation and Tertiary, Inc., a corporation owned by the children of William Eberle, formed three 50/50 partnerships, to manage, develop and operate hotel properties and a subsidiary of the Corporation also invested as a limited partner in one of the operating partnerships. In 1992, Tertiary purchased the Corporation's interest in two of the 50/50 partnerships. At December 31, 1996, there were promissory notes outstanding from certain of the partnerships to subsidiaries of the Corporation totalling $635,000. These notes are due in 1998.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  At the February 20, 1997 meeting of the Board of Directors and upon the recommendation of the Audit Committee, Price Waterhouse LLP was selected as the Corporation's independent accountants for the year 1997. Representatives of that firm will be in attendance at the Annual Meeting, will have the opportunity to make a statement if they wish to do so, and will respond to appropriate questions.

  The Audit Committee held two meetings in 1996 and was comprised of four
Directors: William P. Hackney (a former director), Alvin G. Keller, Carl H. Pforzheimer, III, and William D. Eberle. None of the Committee members is now, or has within the past five years been, an employee of the Corporation. The Audit Committee reviews the Corporation's accounting and reporting practices, including internal control procedures, and maintains a direct line of communication with the Directors and the independent accountants.

              APPROVAL OF ADOPTION OF THE 1997 STOCK OPTION PLAN

  In February, 1997, the Board of Directors of the Corporation (the "Board") adopted, subject to shareholder approval, the Ampco-Pittsburgh Corporation 1997 Stock Option Plan (the "Stock Option Plan"). The following is a summary of the material features of the Stock Option Plan, a copy of which is appended hereto.

PURPOSES:

  The purposes of the Stock Option Plan are to promote the interests of the Corporation and its shareholders by (i) attracting and retaining exceptional officers and other key employees of the Corporation and its subsidiaries and
(ii) enabling such individuals to participate in the long-term growth and financial success of the Corporation.

ADMINISTRATION/ELIGIBLE PARTICIPANTS:

  The Stock Option Plan is administered by the Salary Committee of the Board of Directors, or such other committee of the Board of Directors as may be designated by the Board of Directors to administer the Stock Option Plan (the "Committee").

  Any officer or other key employee of the Corporation or any of its subsidiaries shall be eligible to be designated a participant under the Stock Option Plan (each a "Participant").

  As of December 31, 1996, the Corporation and its subsidiaries had approximately 40 officers and key employees, each of whom is eligible to be granted awards by the Committee under the Stock Option Plan. The Committee has the sole and complete authority to determine the Participants to whom awards shall be granted under the Stock Option Plan.

NUMBER OF SHARES AUTHORIZED UNDER THE STOCK OPTION PLAN:

  The Stock Option Plan authorizes the grant of awards to Participants with respect to a maximum of 300,000 shares of the Corporation's common stock ("Shares"), which awards may be made in the form of (i) nonqualified stock options or (ii) stock options intended to qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986, as amended; provided that the maximum number of Shares with respect to which stock options may be granted to any Participant in the Stock Option Plan in any fiscal year may not exceed 150,000. If, after the effective date of the Stock Option Plan, any Shares covered by an award granted under the Stock Option Plan, or to which such an award relates, are forfeited, or if an award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such award shall again be, or shall become, Shares with respect to which awards may be granted under the Stock Option Plan.

SUBSTITUTE AWARDS

  Awards may be made under the Stock Option Plan in assumption of, or in substitution for, outstanding awards previously granted by the Corporation or its affiliates or a company acquired by the Corporation or with which the Corporation combines. The number of shares underlying any such assumed or substitute awards shall be counted against the aggregate number of Shares which are available for grant under awards made under the Stock Option Plan.

TERMS AND CONDITIONS OF AWARDS UNDER THE STOCK OPTION PLAN

  Non-qualified and incentive stock options granted under the Stock Option Plan shall be subject to such terms, including exercise price and conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement or thereafter; provided that stock options that are intended to qualify as incentive stock options will be subject to terms and conditions that comply with such rules as may be prescribed by section 422 of the Code. Payment in respect of the exercise of an option granted under the Stock Option Plan may be made in cash, or its equivalent, or (i) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months) or (ii) subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the shares being acquired upon exercise of the option and to deliver promptly to the Corporation an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of such Shares so tendered to the Corporation as of the date of such tender is at least equal to the aggregate exercise price of the option. No Award shall be granted under the Plan after December 21, 2007.

ADJUSTMENTS

  In the event that the Committee determines that any corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Stock Option Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Corporation (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of Shares or other securities of the Corporation (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award.

TRANSFERABILITY

  Each award, and each right under any award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative.

  Except as otherwise provided in an applicable award agreement, no award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Corporation or any affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

CHANGE OF CONTROL

  In the event of a change of control (as defined in the Stock Option Plan), any outstanding awards then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such change of control.

AMENDMENT TO STOCK OPTION PLAN

  The Board may amend, alter, suspend, discontinue or terminate the Stock Option Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided further than any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any holder or beneficiary of an award theretofore granted shall not to that extent be effective without the consent of the affected person.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

  The following summary of the Federal income tax consequences of the grant and exercise of nonqualified and incentive stock options awarded under the Stock Option Plan, and the disposition of Shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations.

  No income will be realized by an optionee upon grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Corporation for federal income tax purposes subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a nonqualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the nonqualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

  Pursuant to currently applicable rules under Section 16(b) of the Exchange Act of 1934, as amended ("Exchange Act"), the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a
Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Corporation's board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance by the Corporation's shareholders, or subsequently ratified by the Corporation's shareholders no later than the next annual meeting of shareholders. If the conditions described in clauses (i) or (ii) above are satisfied with respect to awards made under the Stock Option Plan, the taxable event for the exercise of an option that satisfies such conditions will be the date of exercise.

  The payment by an optionee of the exercise price, in full or in part, with previously acquired Shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired Shares to the Corporation, and Shares received by the optionee, equal in number to the previously surrendered Shares, will have the same tax basis as the Shares surrendered to the Corporation and will have a holding period that includes the holding period of the Shares surrendered. The value of Shares received by the optionee in excess of the number of Shares surrendered to the Corporation will be taxable to the optionee. Such additional Shares will have a tax basis equal to the fair market value of such additional Shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

  The Code requires that, for incentive stock option treatment, Shares acquired through exercise of an incentive stock option cannot be disposed of before two years from the date of grant and one year from the date of exercise. Incentive stock option holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be an "item of tax preference", which may give rise to "alternative minimum tax" liability at the time of exercise. If the optionee does not dispose of the Shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the Shares will constitute long-term capital gain or loss, as the case may be. Assuming both the holding periods are satisfied, no deduction will be allowable to the Corporation for federal income tax purposes in connection with the grant or exercise of the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of such Shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by the Corporation for federal income tax purposes, subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE ADOPTION OF THE 1997 STOCK OPTION PLAN.

                        SHAREHOLDER PROPOSALS FOR 1998

  Any shareholder who wishes to place a proposal before the next Annual Meeting of Shareholders must submit the proposal to the Corporation's Secretary, at its executive offices, no later than November 14, 1997 to have it considered for inclusion in the proxy statement for the Annual Meeting in 1998.

                                 OTHER MATTERS

  The Board of Directors does not know of any other business that will be presented for action at the Meeting. Should any other matter come before the Meeting, however, action may be taken thereon pursuant to proxies in the form enclosed unless discretionary authority is withheld.

                                                                      EXHIBIT A

                         AMPCO-PITTSBURGH CORPORATION

                            1997 STOCK OPTION PLAN

  Section 1. Purpose. The purposes of this Ampco-Pittsburgh Corporation 1997 Stock Option Plan are to promote the interests of Ampco-Pittsburgh Corporation and its shareholders by (i) attracting and retaining exceptional officers and other key employees of the Corporation and its Subsidiaries and (ii) enabling such individuals to participate in the long-term growth and financial success of the Corporation.

  Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

  "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Corporation and
(ii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee.

  "Award" shall mean any Option Award.

  "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

  "Board" shall mean the Board of Directors of the Corporation.

  "Change of Control" shall mean the occurrence of any of the following: (i) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the persons or the group of persons in control of the Corporation on the date hereof is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities; (ii) within any period of two consecutive years (not including any period prior to the effective date of this Plan) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; (iii) the shareholders of the Corporation approve a merger of, or consolidation involving, the Corporation in which (A) the Corporation's Common Stock, par value $1.00 per share (such stock, or any other securities of the Corporation into which such stock shall have been converted through a reincorporation, recapitalization or similar transaction, hereinafter called "Common Stock of the Corporation"), is converted into shares or securities of another corporation, or into cash or other property, or (B) the Common Stock of the Corporation is not converted as described in Clause (A), but in which more than forty percent (40%) of the Common Stock of the surviving corporation in the merger is owned by shareholders other than those who owned such amount prior to the merger; or any other transaction after which the Corporation's Common Stock is no longer to be publicly traded; in each case, other than a transaction solely for the purpose of reincorporating the Corporation in another jurisdiction or recapitalizing the Common Stock of the Corporation; or (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation, or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, either of which is followed by a distribution of all or substantially all of the proceeds to the shareholders.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" shall mean the salary committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

  "Corporation" shall mean Ampco-Pittsburgh Corporation, together with any successor thereto.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" shall mean, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, as of any date, (i) the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for such date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

  "Incentive Stock Option" shall mean a right to purchase Shares from the Corporation that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

  "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Corporation that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

  "Participant" shall mean any officer or other key employee of the Corporation or its Subsidiaries eligible for an Award under Section 5 of the Plan and selected by the Committee to receive an Award under the Plan.

  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

  "Plan" shall mean this Ampco-Pittsburgh Corporation 1997 Stock Option Plan.

  "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

  "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

  "Shares" shall mean the common shares of the Corporation, $1.00 par value, or such other securities of the Corporation (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

  "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by the Corporation and (ii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee.

  "Substitute Awards" shall have the meaning specified in Section 4(c).

  Section 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

  (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Corporation, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

  (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

  Section 4. Shares Available for Awards.

  (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 300,000; and the maximum number of Shares with respect to which Options may be granted to any Participant in any fiscal year shall be 150,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

  (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Corporation (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Corporation (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

  (c) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Corporation or its Affiliates or a company acquired by the Corporation or with which the Corporation combines ("Substitute Awards"). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

  (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

  Section 5. Eligibility. Any officer or other key employee of the Corporation or any of its Subsidiaries (including any prospective officer or key employee) shall be eligible to be designated a Participant.

  Section 6. Stock Options.

  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

  (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

  (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

  (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Corporation. Such payment may be made in cash, or its equivalent, or (i) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months) or (ii) subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell such Shares and deliver promptly to the Corporation an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Corporation as of the date of such tender is at least equal to such aggregate exercise price.

  Section 7. Amendment and Termination.

  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan, and provided that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

  (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

  (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Corporation, any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  Section 8. Change of Control. In the event of a Change of Control after the date of the adoption of this Plan, any outstanding Awards then held by Participants, which are unexercisable or otherwise unvested, shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.

  Section 9. General Provisions.

  (a) Nontransferability. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Corporation or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

  (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

  (c) Share Certificates. All certificates for Shares or other securities of the Corporation or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (d) Withholding.

    (i) A Participant may be required to pay to the Corporation or any Affiliate and the Corporation or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

    (ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Corporation withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

  (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant, and the effect, if any, of such other events as may be determined by the Committee.

  (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Corporation or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

  (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Corporation or any Affiliate. Further, the Corporation or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

  (h) No Rights as Shareholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

  (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

  (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

  (k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Corporation to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Corporation by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Corporation, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and any other applicable securities laws.

  (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Corporation or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or any Affiliate.

  (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

  (n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

  Section 16. Term of the Plan.

  (a) Effective Date. The Plan shall be effective as of the date of its approval by the shareholders of the Corporation.

  (b) Expiration Date. No Award shall be granted under the Plan after December 31, 2007. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2007.

                          [LOGO OF AMPCO PITTSBURGH]

-PROXY-                                                                 -PROXY-



         This Proxy is Solicited on Behalf of the Board of Directors

     THE UNDERSIGNED hereby appoints Louis Berkman, Robert A. Paul and Ernest G. Siddons as proxies with full power of substitution, to vote as specified below the shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of AMPCO-PITTSBURGH CORPORATION, to be held in The Conference Room, 33rd Floor, USX Tower, Pittsburgh, PA, on Thursday, April 24, 1997, at 10:00 a.m., and any adjournments thereof and to vote in their discretion on such other matters as may properly come before the meeting.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 (OR, IN THE DISCRETION OF THE PROXIES, THE SHARES MAY BE VOTED CUMULATIVELY) AND FOR THE PROPOSAL IN ITEM 2.

PLEASE SIGN ON REVERSE SIDE and mail in the enclosed, postage prepaid envelope.



                             FOLD AND DETACH HERE

                                                          Please mark
                                                          your vote as   [X]
                                                          indicated in
                                                          this sample

1. ELECTION OF DIRECTORS:

    FOR           WITHHOLD
 (except as       authority
  directed)      to vote for

    [_]              [_]


                (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below the names of the nominees for Directors.)

                The election of Robert A. Paul and William D. Eberle for a form expiring in 2000.

                ---------------------------------------------------------------


2. A proposal to approve the adoption of the Ampco-
   Pittsburgh Corporation 1997 Stock Option Plan.


       FOR            AGAINST          ABSTAIN

       [_]              [_]              [_]




                             All proxies heretofore given or executed with respect to the shares of stock represented by this proxy are by the filing of this proxy, expressly revoked.


                                     PLEASE DO NOT FOLD, STAPLE OR DAMAGE.


Signature(s)                   Signature(s)                    Date
            -------------------             ------------------      ------------
NOTE: Signature should conform exactly to name as stenciled hereon. Executors, administrators, guardians, trustees, attorneys and officers signing for a corporation should give full title. For joint accounts, each owner must sign.



                             FOLD AND DETACH HERE